SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549
                             -----------------------
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported): May 15, 1997



                              JP FOODSERVICE, INC.
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               (Exact Name of Registrant as Specified in Charter)



         Delaware                   0-24954               52-1634568
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(State or Other Jurisdiction      (Commission           (IRS Employer
  of Incorporation)               File Number)        Identification No.)









              9830 Patuxent Woods Drive
                 Columbia, Maryland                            21046
       ----------------------------------------              ----------
       (Address of Principal Executive Offices)              (ZIP Code)










        Registrant's telephone number, including area code (410) 312-7100



          (Former Name or Former Address, if Changed Since Last Report)



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     Item  5.     Other Events

     The Registrant hereby incorporates by reference the information contained in Attachment A hereto in response to this Item 5.

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



                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             JP Foodservice, Inc.


Date:  May 29, 1997          /s/ Lewis Hay III
                             -------------------------
                             Lewis Hay III, Director
                             Senior Vice President and
                             Chief Financial Officer




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                                                                   Attachment A
JP Logo
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JP FOODSERVICE, INC.                               News Release
9830 Patuxent Woods Drive                          For More Information Contact:
Columbia, MD  21046                                Lewis Hay, III
(410) 312-7100                                     Chief Financial Officer


                     JP FOODSERVICE AND MAZO-LERCH ANNOUNCE
                           SIGNING OF LETTER OF INTENT
                           ---------------------------

          Columbia, Maryland, May 15, 1997 - JP Foodservice,  Inc. ("JP") (NYSE:
     JPF) and Mazo-Lerch Company, Inc. ("Mazo-Lerch") of Alexandria, Virginia announced today that JP and Mazo-Lerch have signed a letter of intent providing for JP's merger with Mazo-Lerch. Mazo-Lerch is an independent, broadline foodservice distributor serving the District of Columbia, Virginia, Maryland, Delaware, southern New Jersey, and northern North Carolina markets. Mazo-Lerch is a family-owned and operated business, founded in 1927. Senior management of Mazo-Lerch will continue as part of the JP management team. Mazo-Lerch was ranked as the 45th largest broadline distributor in the United States in 1996.

          Commenting on the transaction, Jim Miller, Chairman, President and Chief Executive Officer of JP, stated, "We are delighted to welcome Mazo-Lerch into the JP family. Mazo-Lerch has an outstanding reputation for providing quality foodservice products and excellent service in the greater Baltimore/Washington, D.C. area. The joining of forces of Mazo-Lerch and JP's existing Baltimore/Washington branch will serve to strengthen JP's presence and capabilities in one of the largest foodservice markets in the United States. We are pleased to continue our successful acquisition strategy with Mazo-Lerch being the fourth Top 50 company to join forces with JP in the current fiscal year."

          Mr. Robert Lerch, President of Mazo-Lerch, stated, "We welcome the opportunity of joining forces with JP, a company that continually proves to be one of the most dynamic forces in the industry. JP's financial strength and business resources will enable Mazo-Lerch to provide a broader array of products and services to our existing customer base and to pursue market share growth and extend our distribution radius."

          Completion of the merger is subject to corporate approval by both companies, finalization of definitive documentation, regulatory approval and other customary conditions. The Closing is expected to take place before the end of June 1997.

          JP is a leading distributor of food and related products to restaurants and institutional foodservice establishments in the Mid-Atlantic, Midwestern, Northeastern and Western regions of the United States. JP markets and distributes 30,000 national, private label and signature brand items to over 34,000 foodservice customers, including restaurants, hotels, healthcare facilities, cafeterias and schools, and employs over 3,500 foodservice professionals. JP's diverse customer base encompasses both independent and chain businesses, including Old Country Buffet, Perkins Family Restaurants, Subway, Eurest Dining Services, Pizzeria Uno and Ruby Tuesdays.

          The statement in this press release regarding management's expectations concerning the transaction constitute a "forward-looking statement" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements are subject to risks and uncertainties that could cause the Company's actual operating results to differ materially. Such risks and uncertainties include the sensitivity of the Company's business to national and regional economic conditions, the effects of inflation and deflation in food prices, the highly competitive markets in which the Company operates and the Company's ability to implement a successful acquisition program. The Company's current Report on Form 8-K filed with the Securities and Exchange Commission on April 23, 1997 discusses some of the important factors that could cause JP's actual results to differ materially from those in such forward-looking statements.

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